--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                February 17, 1998

                 AmeriCredit Automobile Receivables Trust 1998-A
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)

            United States                             333-36365                             88-0359494

       ------------------------                 ---------------------                 ----------------------
     (State or Other Jurisdiction                   (Commission                          (I.R.S. Employer
          of Incorporation)                         File Number)                        Identification No.)
      c/o AmeriCredit Financial                                                                76107
            Services, Inc.
      Attention: Chris A. Choate                                                         ________________
          200 Bailey Avenue                                                                 (Zip Code)
          Fort Worth, Texas

       ------------------------
        (Address of Principal
          Executive Offices)

       Registrant's telephone number, including area code (817) 882-7000

         (Former name or former address, if changed since last report)


--------------------------------------------------------------------------------

         Item 5.  Other Events
                  ------------

                  In connection with the offering of AmeriCredit Automobile Receivables Trust 1998-A Asset-Backed Notes, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

         Item 7.  Financial Statements, Pro Forma Financial
                  Information and Exhibits.
                  ------------------------------------------

         (a)  Not applicable

         (b)  Not applicable

         (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       AMERICREDIT AUTOMOBILE RECEIVABLES
                       TRUST 1998-A

                       By:     AmeriCredit Financial Services, Inc., as Servicer


                               By:/s/ Chris A. Choate
                                  ----------------------------------------
                                  Name:    Chris A. Choate
                                  Title:   Senior Vice President,
                                           Secretary and General Counsel

Dated:  February 18, 1998

                                  EXHIBIT INDEX

Exhibit No.           Description
-----------           -----------

99.1 Related Computational Materials (as defined in Item 5 above) distributed by Credit Suisse First Boston Corporation.